SECOND AMENDMENT
                                       TO
                          DISTRIBUTOR SERVICE AGREEMENT
                                     BETWEEN
                       MAINES PAPER AND FOOD SERVICE, INC.
                                       AND
                                   COSI, INC.

      Agreement made this 7th day of April, 2003, by and between Maines Paper and Food Service, Inc. ("DISTRIBUTOR") AND Cosi, Inc. ("COMPANY").

                                    RECITALS

      The parties entered into a certain Distributor Service Agreement dated January 7, 2002, that was subsequently amended on June 18, 2002, and desire to amend the same to redefine the Term of the Agreement.

                                    AGREEMENT

      The parties hereto agree as follows:

The initial term of this Agreement, contained in Section 15.1 of the amended Agreement is hereby amended as follows:

      This Agreement shall become effective as of the Effective Date (January 7, 2002) and shall expire four (4) years from the effective date (January 7, 2006), unless otherwise terminated or extended pursuant to the terms of this Agreement.

      Except as amended hereby, the Agreement shall remain unchanged and in full force and effect. In the event of a conflict between the terms, conditions and provisions hereof, and those of the Agreement, the terms, conditions and provisions hereof shall prevail and control.

      IN WITNESS WHEREOF, the parties have executed this SECOND AMENDMENT as of the day first above written.

                                       MAINES PAPER AND FOOD SERVICE, INC.

                                       BY:  /s/  Christopher Mellon
                                            -----------------------------

                                       TITLE:  CEO
                                               --------------------------


                                       COSI, INC.

                                       BY:    /s/ Kenneth S. Betuker
                                            -----------------------------

                                       TITLE:  CEO
                                               --------------------------